May 14, 2015

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated April 1, 2015

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Eastern Shore Capital Management (Eastern Shore) as an additional subadviser to the fund, effective May 18, 2015 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among eight subadvisers – Channing Capital Management, LLC (Channing), Iridian Asset Management LLC (Iridian), Kayne Anderson Rudnick Investment Management, LLC (Kayne), Lombardia Capital Partners, LLC (Lombardia), Neuberger Berman Management, LLC (Neuberger), Thompson, Siegel & Walmsley LLC (TS&W), Walthausen & Co., LLC (Walthausen) and Eastern Shore.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 20% to Channing, 5% to Iridian, 5% to Kayne, 15% to Lombardia, 15% to Neuberger, 15% to TS&W, 20% to Walthausen and 5% to Eastern Shore.  The target percentage of the fund's assets to be allocated to Eastern Shore, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Eastern Shore uses fundamental analysis and bottom-up active stock selection in seeking to identify companies with quality fundamentals that are trading at attractive valuations.  The quality fundamentals that Eastern Shore looks for in a company are very specific, and include high and stable return on equity and return on investment capital, low debt relative to peers, high margins, and compounding free cash flow.  Eastern Shore believes these factors support one overarching theme:  that attractively valued high quality stocks tend to exhibit lower volatility and lower risk of capital loss and, therefore, generate higher long term risk-adjusted returns.  Eastern Shore's quality focused investment approach constructs a portfolio made up of two types of holdings – established quality companies and improving quality companies.  Established quality companies are those with more quantifiable quality metrics, such as strong profitability and balance sheets, that have demonstrated sustainable competitive advantages and are managed by skilled capital allocators.  Improving quality companies are those that have not yet attained the high levels of profitability and balance sheet strength that Eastern Shore looks for in seeking to identify established quality companies, but they have reached, in Eastern Shore's view, inflection points in these metrics and are showing steady improvement which is not reflected in the pricing of their stock.  Eastern Shore typically will sell a holding if, in Eastern Shore's view, the stock price exceeds its valuation range, there is deterioration in the company's quality fundamentals, the stock has persistent poor relative performance, or more attractive investment opportunities are available elsewhere.

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Eastern Shore, 18 Sewall Street, Marblehead, Massachusetts 01945, is a division of Moody Aldrich Partners, LLC, a privately held asset management company founded in 1988.  Robert C. Barringer, CFA, James M. O'Brien, CFA, and Sarah L. Westwood, CFA, CMT will be the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Eastern Shore.  Messrs. Barringer and O'Brien are each a Partner and Portfolio Manager with Eastern Shore, which they co-founded in October 2012, and Ms. Westwood is a Partner and Portfolio Manager with Eastern Shore, which she joined in March 2013.  Prior to co-founding Eastern Shore, Mr. Barringer was a Managing Director and Portfolio Manager at FBR Asset Management and Mr. O'Brien was a member of the investment team at Moody Aldrich Partners.  Prior to joining Eastern Shore, Ms. Westwood was with Fidelity Investments and before that was a member of the investment team at Moody Aldrich Partners from 2008 to 2012.  As of March 31, 2015, Eastern Shore had approximately $33.9 million in assets under management.

May 14, 2015

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated August 1, 2014, as revised or amended September 1, 2014, October 1, 2014,
January 1, 2015, January 21, 2015, February 1, 2015, April 1, 2015 and April 27, 2015

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Manager has engaged Eastern Shore Capital Management ("Eastern Shore" and, collectively with Channing, Iridian, Kayne, Lombardia, Neuberger Berman, TS&W and Walthausen, the "Sub-Advisers") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Eastern Shore, effective May 18, 2015.

Eastern Shore was founded in 2012 as a division of Moody Aldrich Partners, LLC, a privately held asset management company founded in 1988.  Eastern Shore is located at 18 Sewall Street, Marblehead, Massachusetts  01945.  Robert C. Barringer, CFA, James M. O'Brien, CFA, and Sarah L. Westwood, CFA, CMT will be the primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Eastern Shore.  As of March 31, 2015, Eastern Shore had approximately $33.9 million in assets under management.

The following is a list of persons (to the extent known by the fund) who are deemed to control Eastern Shore by virtue of ownership of stock or other interests of Eastern Shore:  Robert C. Barringer, James M. O'Brien, Sarah L. Westwood, William Moody, Eli Kent, and Moody Aldrich Partners, LLC.

Portfolio Manager Compensation.  The portfolio managers' compensation is comprised of base salaries and benefits, and as equity owners of Eastern Shore they receive proportional shares of Eastern Shore's profits.  After the expenses of the business are covered, including the salaries of the investment team partners, the remaining distributable cash (profits) is distributed to the portfolio managers in proportion to their ownership interests in Eastern Shore.

Additional Information About the Portfolio Managers.  The following table lists the number and types of accounts advised by Messrs. Barringer and O'Brien and Ms. Westwood, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Eastern Shore, and assets under management in those accounts as of March 31, 2015:

Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Robert C. Barringer (Eastern Shore)	None	N/A	None	N/A	48	$33.9M
James M. O'Brien (Eastern Shore)	None	N/A	None	N/A	48	$33.9M
Sarah L. Westwood (Eastern Shore)	None	N/A	None	N/A	48	$33.9M

None of the accounts managed by the portfolio managers listed above is subject to a performance-based advisory fee.

As of the date of this Supplement, the portfolio managers listed above did not beneficially own any shares of the fund.